                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

                                SEVENTH AMENDMENT

                  SEVENTH AMENDMENT, dated as of June 16, 2003 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000 (as amended, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties thereto (the "Lenders") and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the "Agent").

                  WHEREAS pursuant to the Credit Agreement, the Lenders have made extensions of credit to the Borrower; and

                  WHEREAS the Borrower has requested that a provision of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modification as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendment to Credit Agreement. The definition of "Commitment Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and by substituting in lieu thereof the following: "(a) July 16, 2003;"; provided, that if, by 5:00 p.m. (New York time) on June 24, 2003, the Agent shall not have received a consent letter, in form and substance satisfactory to the Agent, from the Borrower and each Lender with respect to a new term sheet for the extension of the revolving credit facilities (the date, if any, on which the Agent shall have received such consent letters, the "Term Sheet Agreement Date"), the foregoing extension shall automatically cease to be in effect and the reference to July 16, 2003 set forth herein shall automatically become a reference to June 24, 2003.

                  3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, as of the date hereof and after giving effect to the amendment contained herein:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person in order to be effective and enforceable. Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws

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                                                                               2

affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of each Obligor set forth in the Loan Documents as amended hereby are true and correct in all material respects.

                  4. Covenants. The Borrower hereby agrees that during the period commencing on the date hereof up to and including July 16, 2003 (the "Extension Period"), the Borrower shall not take any action which could, directly or indirectly, have a material adverse effect upon (i) the financial condition, operations, assets (including power projects), business or prospects of the Borrower and its Subsidiaries taken as a whole; or (ii) the ability of the Borrower or any other Obligor to perform under any Loan Document. Without prejudice to the foregoing, the Borrower shall ensure that, during the Extension Period, (1) no Indebtedness is incurred, created, assumed or suffered to exist by the Borrower or any of its Subsidiaries (except (A) Indebtedness under the Loan Documents and the Loan Documents (as defined in the 2002 Credit Agreement),
(B) unsecured Indebtedness incurred in the ordinary course of business, other than Indebtedness of the type described in (1) clauses (a), (c) or (f) of the definition of "Indebtedness" and (2) clauses (b) and (g) of the definition of "Indebtedness" with respect to any Indebtedness described in clause (1) above,
(C) other unsecured Indebtedness or Non-Recourse Debt (as defined in the Senior
Note Indentures) incurred in the ordinary course of business in connection with Indebtedness existing or contractually committed to be made available as of the date hereof, and (D) Indebtedness outstanding on the date hereof), and no guarantee, collateral or other credit support is provided, and no Lien on the properties of the Borrower or any of its Subsidiaries is created, incurred, assumed or granted, in each case in support of (x) any Indebtedness (other than Indebtedness permitted above) or (y) any obligation relating to any synthetic lease transaction of the Borrower or any Subsidiary of the Borrower; (2) no amendment, modification or supplement is made to any agreement or instrument evidencing any Indebtedness, other than amendments, modifications or supplements entered into in the ordinary course of business in respect of (A) the Credit Agreement or the 2002 Credit Agreement, (B) any agreement or instrument evidencing Non-Recourse Debt (as defined in the Senior Note Indentures) of a Subsidiary of the Borrower, or (C) any agreement or instrument evidencing Indebtedness other than Indebtedness of the type described in (1) clauses (a),
(c) or (f) of the definition of "Indebtedness" and (2) clauses (b) and (g) of the definition of "Indebtedness" with respect to any Indebtedness described in clause (1) above (the Indebtedness described in clauses (B) and (C) being collectively referred to as "Excluded Indebtedness"); (3) no optional prepayment is made on, or purchase or optional redemption is executed of, any Indebtedness other than Excluded Indebtedness (including, without limitation, any buy-back or defeasance of any outstanding bonds, puttable convertible bonds or other securities of the Borrower or any of its Subsidiaries), it being understood and agreed that, during the Extension Period, neither the Borrower or any of its Subsidiaries shall obtain or receive any such Indebtedness (or instruments evidencing same) in consideration of the sale or other transfer of any assets or properties thereof; provided, that notwithstanding anything to the contrary contained herein or in the Credit Agreement, at any time after the Term Sheet Agreement Date, the Borrower shall be permitted to repurchase notes issued by Calpine Canada Energy Finance II, ULC for an aggregate purchase amount not to exceed US$50,000,000; (4) no Investment is made by the Borrower or any of its Subsidiaries in any other Person (except (A) Investments by the Borrower in the ordinary course of business in Subsidiaries the equity in which has been pledged to the Lenders, and each of their respective Subsidiaries, (B)

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                                                                               3

Investments by the Borrower in other Persons pursuant to contractual commitments existing as of the date hereof, and (C) Investments by the Borrower in CES in support of transactions entered into by CES in the ordinary course of CES's business, consistent with historical practices); and (5) all transactions between any one or more of the Borrower and its Affiliates entered into during the Extension Period are on terms that are fair and reasonable and similar to those found in a comparable arm's length transaction with a Person that is not an Affiliate of the Borrower. Notwithstanding the foregoing, it is agreed that
(x) the Borrower and its Subsidiaries may effectuate the transactions referred to in Schedule I attached to the letter from the Borrower to the Lenders dated May 20, 2003 and (y) none of the prohibitions contained in this Section 4 shall be applicable insofar as they would otherwise constitute an encumbrance or restriction in violation of Section 3.5 of the Pre-2000 Indentures (as defined in the 2002 Credit Agreement). The provisions of this Section 4 may be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and Lenders owed or holding at least 51% of the aggregate Revolving Loan Commitments and Commitments under the 2002 Credit Agreement and the Credit Agreement, respectively (it being understood, however, that no such amendment, modification or waiver shall amend, modify or waive the provisions of the Credit Agreement unless such amendment, modification or waiver satisfies the requirements of Section 11.1 of the Credit Agreement).

                  5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof upon (i) the Agent having received counterparts hereof duly executed and delivered by the Borrower and each Lender and (ii) the Third Amendment, dated as of the date hereof, to the 2002 Credit Agreement becoming effective in accordance with its terms.

                  6. No Other Amendments. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  7. Expenses. The Borrower agrees to pay or reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel to the Agent.

                  8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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                  IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    CALPINE CORPORATION

                                    By   /s/ ROBERT D. KELLY
                                       -----------------------------------------
                                       Name: Robert D. Kelly
                                       Title: Chief Financial Officer

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                                    THE BANK OF NOVA SCOTIA, as Agent and Lender

                                    By   /s/ DENIS P. O'MEARA
                                       -----------------------------------------
                                       Name: Denis P. O'Meara
                                       Title: Managing Director

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    BANK OF AMERICA, NA

                                    By   /s/ THOMAS BIAGGI
                                       -----------------------------------------
                                       Name: Thomas Biaggi
                                       Title: Managing Director

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    BAYERISCHE LANDESBANK
                                    Cayman Islands Branch

                                    By   /s/ DIETMAR RIEG
                                       -----------------------------------------
                                       Name: Dietmar Rieg
                                       Title: First Vice President

                                    By   /s/ JAMES H. BOYLE
                                       -----------------------------------------
                                       Name: James H. Boyle
                                       Title: Vice President

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    CIBC INC.

                                    By   /s/ M. SANJEEVA SENANAYAKE
                                       -----------------------------------------
                                       Name: M. Sanjeeva Senanayake
                                       Title: Executive Director
                                           CIBC World Markets Corp. As Agent

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By   /s/ MARTIN C. LIVINGSTON
                                       -----------------------------------------
                                       Name: Martin C. Livingston
                                       Title: Vice President

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    CREDIT SUISSE FIRST BOSTON

                                    By   /s/ JAMES P. MORAN
                                       -----------------------------------------
                                       Name: James P. Moran
                                       Title: Director

                                    By   /s/ JAY CHALL
                                       -----------------------------------------
                                       Name: Jay Chall
                                       Title: Director

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    DRESDNER BANK AG, NEW YORK
                                    and GRAND CAYMAN BRANCHES

                                    By   /s/ FRED THURSTON
                                       -----------------------------------------
                                       Name: Fred Thurston
                                       Title: Vice President

                                    By   /s/ THOMAS R. BRADY
                                       -----------------------------------------
                                       Name: Thomas R. Brady
                                       Title: Director

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    FLEET NATIONAL BANK

                                    By   /s/ ANTHONY D. HEALEY
                                       -----------------------------------------
                                       Name: Anthony D. Healey
                                       Title: Authorized Signer

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    FORTIS CAPITAL CORP.

                                    By   /s/ HENDRIK VROEGO
                                       -----------------------------------------
                                       Name: Hendrik Vroego
                                       Title: Managing Director

                                    By   /s/ JIM TROUSDALE
                                       -----------------------------------------
                                       Name: Jim Trousdale
                                       Title: Assistant Vice President

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    BAYERISCHE HYPO-UND
                                    VEREINSBSBANK, AG NY BRANCH

                                    By   /s/ ANDREW G. MATHEWS
                                       -----------------------------------------
                                       Name: Andrew G. Mathews
                                       Title: Managing Director

                                    By   /s/ PAUL J. COLATRELLA
                                       -----------------------------------------
                                       Name: Paul J. Colatrella
                                       Title: Director

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    ING CAPITAL LLC

                                    By   /s/ STEPHEN E. FISCHER
                                       -----------------------------------------
                                       Name: Stephen E. Fischer
                                       Title: Managing Director

                                    By   /s/ G.D. BELLAMY, JR.
                                       --------------------------------
                                       Name: G.D. Bellamy, Jr.
                                       Title: Director

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    THE TORONTO DOMINION (TEXAS) INC.

                                    By   /s/ LYNN CHASIN
                                       -----------------------------------------
                                       Name: Lynn Chasin
                                       Title: Vice President

                                    Signature page to the Seventh Amendment, dated as of June 16, 2003, to the Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended, among Calpine Corporation, the various financial institutions as are or may become parties thereto and The Bank of Nova Scotia, as administrative agent.

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By   /s/ BRYAN READ
                                       -----------------------------------------
                                       Name: Bryan Read
                                       Title: Vice President